4th Quarter Fiscal 2024 Earnings Slide Deck Exhibit 99.2

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties, and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions and the Company’s actual financial condition and results of operations to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For additional financial statement information, please see the Company’s earnings release dated October 24, 2024.

Fourth Quarter Key Messages North America irrigation revenues increased on higher unit sales volume driven by increased storm damage replacement demand Lower revenues in Brazil compared to record revenues in the prior year Delivery began on large irrigation project in the Middle East and North Africa (MENA) region Improved infrastructure results driven by an increase in Road Zipper System™ sales and lease revenues Completed $4.6 million of share repurchases during the quarter

Fourth Quarter Summary Revenues decreased $12.1 million compared to prior year Irrigation decreased $17.7 million Infrastructure increased $5.6 million Operating income decreased $9.9 million compared to prior year Irrigation decreased $12.7 million Infrastructure increased $2.5 million Corporate expense decreased $0.3 million $ in millions, except per share amounts -7% -42% -33% Revenue Operating Income (with operating margin) Diluted EPS

Fiscal 2024 Summary Revenues decreased $67.0 million compared to prior year Irrigation decreased $72.1 million Infrastructure increased $5.1 million Operating income decreased $25.6 million compared to prior year Irrigation decreased $34.4 million Infrastructure increased $6.9 million Corporate expense decreased $1.9 million Diluted EPS of $6.01 includes one-time income tax benefits in Brazil of $0.54 $ in millions, except per share amounts -10% -25% -8% Revenue Operating Income (with operating margin) Diluted EPS

Fourth Quarter and Fiscal 2024 Financial Summary

Current Market Factors As of August 2024, U.S. corn and soybean prices were approximately 19 percent and 29 percent lower, respectively, compared to August 2023 As of August 2024, the USDA estimated 2024 U.S. net farm income to be $140.0 billion, a decrease of 4 percent from 2023 U.S. net farm income of $146.5 billion Decrease in government support payments of 15 percent Decrease in cash receipts for crops of 10 percent Decrease in cash expenses of 1 percent U.S. farm balance sheets remain solid following three years of profitability In Brazil, the market continues to be tempered by lower commodity prices and credit availability Project opportunities in developing international markets continue to be active, driven by food security concerns Irrigation Infrastructure Infrastructure Investment and Jobs Act (IIJA) funding marks the largest infusion of federal investment into infrastructure projects in over a decade IIJA includes $110 billion in incremental federal funding for roads, bridges, and other transportation projects Through August 2024, approximately 27 percent of the IIJA funds have been reimbursed to the states Higher inflation on material prices and labor costs have offset some of the impact of the incremental funding The value of U.S. highway & bridge construction activity increased 18 percent in 2023 and 11 percent through August 2024 over the same prior year periods Additional federal funding supports Road Zipper System leasing and sales of road safety products Active management of opportunities in Road Zipper System project sales funnel continue to show progress

Irrigation Segment – Fourth Quarter Summary North America revenue increased $1.5 million Higher unit sales volume of irrigation equipment driven by higher storm damage replacement demand Average selling prices were comparable to prior year Lower sales of replacement parts due to wet field conditions Unit sales volume breakdown by category: Replacement 73%, Conversion 15%, Dryland 12% International revenue decreased $19.2 million Lower sales in Brazil compared to record sales in prior year Demand in other developed markets remained relatively stable Higher sales in developing markets as delivery began on the project in the MENA region Operating income decreased $12.7 million Lower operating income and margin resulted primarily from lower irrigation revenues and the impact from the deleveraging of fixed operating expenses Revenue North America International FY23 FY24 $ in millions -23% -43% +2% Operating Income (with operating margin)

Infrastructure Segment – Fourth Quarter Summary Total revenue increased $5.6 million Higher Road Zipper System ™ project sales and lease revenue Higher sales of road safety products in the U.S. were offset by lower sales in international markets Operating income increased $2.5 million Increased revenue drove higher operating income and margin A more favorable margin mix of revenues with higher Road Zipper System project sales and lease revenue Revenue $ in millions +79% Operating Income (with operating margin) +24%

Innovation Leadership: Addressing Global Megatrends Capitalizing on global megatrends Food Security Water Scarcity Land Availability Mobility Safety Increased Safety Standards Aging Infrastructure Megatrends Innovation Leadership Innovative sustainable solutions for growers across the globe Mobilizing global populations safely and sustainably

Strong Commitment to Sustainable Practices Our mission is to conserve natural resources, expand our world’s potential, and enhance the quality of life for people. Investing in sustainable technologies Improving our operational footprint Empowering and protecting our people Engaging in our local communities Operating with integrity 1 2 3 4 5

Summary Balance Sheet and Liquidity As of August 31, 2024, available liquidity of $240.9 million, with $190.9 million in cash and cash equivalents and $50.0 million available under revolving credit facility Well-positioned with a strong balance sheet to continue to execute our capital allocation strategy and create value for shareholders.

Free Cash Flow Summary

Capital Allocation Priorities Working capital to support sales growth New product development Capacity and productivity investments Align with strategic growth priorities Leverage or add to existing capabilities Deliver return on invested capital Increase annual dividends Opportunistic share repurchase 1 2 3 Support Growth and Profitability of Current Businesses Acquisitions Return Capital to Shareholders

Five-Year Financial Goals (Annual Averages) Organic Revenue Growth >7% Operating Margin >14% ROIC >12% EPS Growth >10%

Appendix

U.S. Net Farm Income and Net Cash Farm Income Inflation adjusted, 2004-2024F 2004-23 average NCFI Note: F = forecast. Values are adjusted for inflation using the U.S. Bureau of Economic Analysis Gross Domestic Product Price Index (BEA API series code: A191RG) rebased to 2024 by USDA, Economic Research Service. Source: USDA, Economic Research Service, Farm Income and Wealth Statistics. Data as of September 5, 2024 $ billion (2022) 2004-23 average NFI

U.S. Corn Prices Source: Trading Economics

U.S. Soybean Prices Source: Trading Economics

Soybean Cash Price Index – Brazil Source:Cepea

Brazil Central Bank Interest Rate Source: Trading Economics Percent

United States Drought Condition Source: US Drought Monitor, March 2024 2023 2024